Supplement Dated Dec. 4, 2003*
                      to the Prospectus Dated June 27, 2003
                of IDS Life Series Fund, Inc. S-6191-99 U (6/03)


The first paragraph in the "Principal Investment Strategies" section of the International Equity Portfolio section of the prospectus has been replaced with the following:

The Fund's assets primarily are invested in equity securities of foreign issuers that offer strong growth potential. Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities. The Fund may invest in developed and in emerging markets.






S-6191-30 A (12/03)
* Valid until next prospectus update.
Destroy June 30, 2004